UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018 (April 24, 2018)

Trinity Place Holdings Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-8546

Delaware	22-2465228
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of principal executive offices, including zip code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2018, Trinity Place Holdings Inc. (the “Company”) announced that Jeffrey B. Citrin has been appointed to the Company’s Board of Directors (“Board”) as an independent director. With the addition of Mr. Citrin, the Company’s Board has six members, five of whom are independent. Mr. Citrin is being appointed as a Class II Director and is expected to be nominated for re-election with the other Class II Directors at the 2018 annual meeting of shareholders. Mr. Citrin is not being appointed to any Board committees at this time although it is anticipated that he will be appointed to one or more committees following the annual meeting. Mr. Citrin will be compensated in accordance with the Company’s standard compensation policies and practices for the Board.

On April 24, 2018, the Company issued a press release announcing the appointment of Mr. Citrin to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On April 25, 2018, the Company posted an investor presentation to its website (www.trinityplaceholdings.com) under the “Financials” tab. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K. The Company will begin using the investor presentation in meetings with investors on April 26, 2018.

The information referenced in this Item 7.01 of this Current Report on Form 8-K, including the presentation, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 24, 2018

99.2	Investor Presentation, April 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: April 25, 2018	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer